Exhibit 10.2

                               FINANCING AGREEMENT

FINANCING AGREEMENT dated the 27th day of January, 2012

BETWEEN:

Right Power Services Ltd., a British Virgin Islands company (hereinafter, the "SUBSCRIBER")

AND:

WEB WIZARD, INC., a Nevada domestic corporation of No. 8, Lane 15, Gang Yang, Xin CunHuicheng, Xin Hui, Jiang Men City, China (hereinafter, the "COMPANY")

NOW THEREFORE THIS FINANCING AGREEMENT ("AGREEMENT") WITNESSES that the parties hereto agree as follows:

                             ARTICLE 1- INVESTMENTS

SECTION 1.1. INVESTMENTS

The Subscriber shall invest a total of US $745,000 through private placements into the Company. The private placements shall take place as follows:

     * US $245,000 upon the closing of an asset acquisition agreement between the Company and PFN Holdings. (the "Acquisition") at a price of US$0.75 per share;

     * US $250,000 within thirty one (31) days of the closing of the Acquisition at a price per share that is the higher of

          *    $0.75; or
          * 90% of the average of the closing prices of the Company's common stock for ten trading immediately preceding the date of the investment, as quoted on Yahoo Finance or other source of stock quotes as agreed to by the parties; and

     * US $250,000 within ninety (90) days of the closing of the Acquisition at at a price per share that is the higher of

          *    $0.75; or
          * 90% of the average of the closing prices of the Company's common stock for ten trading immediately preceding the date of the investment, as quoted on Yahoo Finance or other source of stock quotes as agreed to by the parties; and

SECTION 1.2.  SUBSCRIPTION  AGREEMENT.
Upon  making  each   investment,   the  Subscriber  shall  provide  an  executed
Subscription  Agreement, in a form substantially similar to the attached Exhibit
B.

SECTION 1.3.  USE OF PROCEEDS.
The Company shall use all investments to fund operating expenses, acquisitions, working capital and general corporate activities as outlined in Exhibit A attached hereto and all investments shall be subject to adherence to the attached used of proceeds by the Company.

                   ARTICLE 2 - REPRESENTATIONS AND WARRANTIES

SECTION 2.1. REPRESENTATIONS AND WARRANTIES.
The Company represents and warrants to the Subscriber:

(a) Organization and Corporate Power. The Company has been duly incorporated and organized and is validly subsisting and in good standing under the laws of its jurisdiction and has full corporate right, power and authority to enter into and perform its obligations under the Agreement to which it is or shall be a party and has full corporate right, power and authority to own and operate its properties and to carry on its business;

(b) Conflict with Other Instruments. The execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder, do not and will not: (i) conflict with or result in a breach of any of the terms, conditions or provisions of: (A) the charter documents of the Company; (B) any law applicable to or binding on the Company; or (C) any contractual restriction binding on or affecting the Company or its properties the breach of which would have a material adverse effect on the Company; or (ii) result in, or require or permit: (A) the imposition of any lien on or with respect to the properties now owned or hereafter acquired by the Company; or (B) The acceleration of the maturity of any debt of the Company, under any contractual provision binding on or affecting the Company;

(c) Consents, Official Body Approvals. The execution and delivery of the Agreement and the performance by the Company of its obligations thereunder have been duly authorized by all necessary action on the part of the Company, and no Consent under any applicable law and no registration, qualification, designation, declaration or filing with any official body having jurisdiction over the Company is or was necessary therefore. The Company possesses all Consents, in full force and effect, under any applicable Law which are necessary in connection with the operation of its business, the non-possession of which could reasonably be expected to have a material adverse effect on the Company;

(d) Execution of Binding Obligation. The Agreement has been duly executed and delivered by the Company and, when duly executed by the Company and delivered for value, the Agreement will constitute legal, valid and binding obligations of the Company, enforceable against the Company, in accordance with its terms;

(e) No Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, after due inquiry, threatened against or affecting the Company (nor, to the knowledge of the Company, after due inquiry, any basis therefor) before any official body having jurisdiction over the Company which purport to or do challenge the validity or propriety of the transactions contemplated by the Share Issuance the Company, which if adversely determined could reasonably be expected to have a material adverse effect on the Company;

(f) Absence of Changes. Since the date of the most recently delivered financial statements of the Company, the Company has carried on its business, operations and affairs only in the ordinary and normal course consistent with past practice.

                      ARTICLE 3 - COVENANTS OF THE COMPANY

SECTION 3.1. AFFIRMATIVE COVENANTS.
Until the Completion Date, the Company shall:

(a) COMPLIANCE WITH LAWS, ETC. Comply with all applicable laws, non-compliance with which could have a material adverse effect on the Company;

(b) PAYMENT OF TAXES AND CLAIMS. Pay and discharge before the same shall become delinquent: (i) all taxes and assessments; and (ii) all lawful claims which, if unpaid, might become a lien upon or in respect of the Company's assets or properties;

(c) MAINTAIN TITLE. Maintain and, as soon as reasonably practicable, defend and take, all action necessary or advisable at any time, and from time to time, to maintain, defend, exercise or renew its right, title and interest in and to all of its property and assets;

(d) PAY OBLIGATIONS TO SUBSCRIBER AND PERFORM OTHER COVENANTS. Make full and timely payment of its obligations hereunder and duly comply with the terms and covenants contained in this Agreement, all at the times and places and in the manner set forth therein;

(e) FURTHER ASSURANCES. At its cost and expense, upon request by the Subscriber, duly execute and deliver, or cause to be duly executed and delivered, to the Subscriber, such further instruments and do and cause to be done such other acts as may be necessary or proper in the reasonable opinion of the Subscriber to carry out more effectually the provisions and purposes of this Agreement.

                           ARTICLE 4 - SHARE ISSUANCE

SECTION 4.1 SHARE ISSUANCE.
The Company shall issue, within ten (10) Banking Days following the date of the receipt by the Company of any investment under this Agreement, common shares of the Company (each a "SHARE") at the specified share price. Upon receipt of any investment under this Agreement, the Company shall promptly cause its registrar and transfer agent to issue the certificates representing the Shares.

SECTION 4.2 FRACTIONAL  SHARES.
Notwithstanding any other provisions of this Agreement, no certificate for fractional shares of the Shares shall be issued to the Subscriber. In lieu of any such fractional shares, if the Subscriber would otherwise be entitled to receive a fraction of a share of the Shares following a Share Issuance, the Subscriber shall be entitled to receive from the Company a stock certificate representing the nearest whole number of shares of the Company.

                            ARTICLE 5 - MISCELLANEOUS

SECTION 5.1. NOTICES, ETC.
Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by hand delivery or registered mail or fax, and shall be effective when hand delivered or when delivered by the relevant postal service or when faxed and confirmed, as the case may be. All such notices shall be addressed to the President of the notified party at its address given on the signature page of this Agreement, or in accordance with any unrevoked written direction from such party to the other party.

SECTION 5.2. NO WAIVER; REMEDIES.
No failure on the part of the Subscriber or the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 5.3. JURISDICTION.
(1) Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of the State of Nevada in any action or proceeding arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; and (2) nothing in this Section 5.3 shall affect the right of the Subscriber to serve legal process in any other manner permitted by Law or affect the right of the Subscriber to bring any action or proceeding against the Company or its property in the courts of other jurisdictions.

SECTION 5.4. SUCCESSORS AND ASSIGNS.
The Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Subscriber, which consent may be arbitrarily withheld.

SECTION 5.5.  SEVERABILITY.
If one or more provisions of this Agreement be or become invalid, or unenforceable in whole or in part in any jurisdiction, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

SECTION 5.6. COUNTERPARTS.
This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

SECTION 5.7. SYNDICATION/PARTICIPATION.
The Subscriber may not sell, transfer, assign, participate, syndicate or negotiate to one or more third parties, in whole or in part, the Commitment and its rights under this Agreement, without the prior written consent of the Company, which consent may not be arbitrarily withheld.

SECTION 5.8. ACKNOWLEDGMENT
The Subscriber acknowledges that if it fails to comply with the financing requirements outlined in Section 1.1 and does not close on the two $250,000 post-closing tranches, PFN Holdings shall be issued extra shares in the Company, and thus dilute the Subscriber's interest. If the Subscriber does not close on any of the two post-closing tranches, PFN Holdings shall be issued 70,000,000 additional shares of the Company. If the Subscriber closes on only one of the post-closing tranches, PFN Holdings shall be issued and additional 30,000,000 shares of the Company.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SUBSCRIBER                                 THE COMPANY

Right Power Services Ltd.                      Web Wizard, Inc.
-------------------------

By: /s/ Alice Tse                              By: /s/ Ya Tang Chao
   -----------------------------                   -----------------------------
   Authorized Signing Officer                      Authorized Signing Officer

                                    EXHIBIT A

PFN Use of Funds
    Expense                         Month 1       Month 2      Month 3     Month 4    Month 5     Month 6
    -------                         -------       -------      -------     -------    -------     -------
Investor Funds                     $250,000      $250,000                            $750,000
Software Development               $ 25,000      $ 25,000     $ 25,000    $ 10,000   $  5,000    $  5,000
Mobile App Development             $ 10,000      $ 10,000     $ 10,000    $ 10,000   $    500    $    500
Business Insurance(s)              $  2,500      $      0     $      0    $      0   $      0    $      0
Public Relations                   $      0      $      0     $  2,500    $  2,500   $  2,500    $  2,500
Legal                              $ 10,000      $      0     $      0    $  5,000   $      0    $      0
Accounting & Bookkeeping           $  2,500      $      0     $      0    $  2,500   $      0    $      0
General and Administrative         $ 15,000      $ 15,000     $ 20,000    $ 20,000   $ 25,000    $ 25,000
SEO - Search Engine Optimization   $  2,500      $  2,500     $  2,500    $  2,500   $  2,500    $  2,500
Travel Expenses                    $  1,500      $  1,500     $  1,500    $  1,500   $  1,500    $  1,500
Miscellaneous Expenses             $  1,000      $  1,000     $  1,000    $  1,000   $  1,000    $  1,000
Hosting & Servers                  $    250      $    250     $    250    $    750   $    750    $    750
Marketing                          $      0      $      0     $  5,000    $ 10,000   $ 20,000    $ 30,000
Monthly Total Expenses             $ 70,250      $ 55,250     $ 67,750    $ 65,750   $ 58,750    $ 68,750
Remaining Dollars                  $179,750      $374,500     $306,750    $241,000   $432,250    $363,500




PFN Use of Funds
    Expense                         Month 7       Month 8      Month 9    Totals     Months 6-9
    -------                         -------       -------      -------    ------     ----------

Investor Funds                                                            $250,000
Software Development               $  5,000      $  5,000     $  5,000    $110,000
Mobile App Development             $    500      $    500     $    500    $ 42,500
Business Insurance(s)              $      0      $      0     $      0    $  2,500
Public Relations                   $  2,500      $  2,500     $  2,500    $ 17,500
Legal                              $  5,000      $      0     $      0    $ 20,000
Accounting & Bookkeeping           $  2,500      $      0     $      0    $  7,500
General and Administrative         $ 25,000      $ 30,000     $ 30,000    $205,000
SEO - Search Engine Optimization   $  2,500      $  2,500     $  2,500    $ 22,500
Travel Expenses                    $  1,500      $  1,500     $  1,500    $ 13,500
Miscellaneous Expenses             $  1,000      $  1,000     $  1,000    $  9,000
Hosting & Servers                  $  1,000      $  1,000     $  1,000    $  6,000
Marketing                          $ 50,000      $ 75,000     $100,000    $290,000    $225,000
Monthly Total Expenses             $ 96,500      $119,000     $144,000    $746,000    $359,500
Remaining Dollars                  $267,000      $148,000     $  4,000                      63%

** Notice in months 7-9, Marketing accounts for approximately 63% of the total budget.

This will continue to increase as we progress. The more we can spend on marketing, the more we will succeed.

                                    EXHIBIT B

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                         PRIVATE PLACEMENT SUBSCRIPTION
                            FOR NON U.S. SUBSCRIBERS

                                WEB WIZARD, INC.

                   No. 8, Lane 15, Gang Yang, Xin CunHuicheng,

                         Xin Hui, Jiang Men City, China

                                PRIVATE PLACEMENT

                           INSTRUCTIONS TO SUBSCRIBER:

1. COMPLETE the information on page 2 of this Subscription Agreement.

                                WEB WIZARD, INC.

                                PRIVATE PLACEMENT

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at a price of US$0.______ per Share

                            __________________ Shares

The  Subscriber  directs  the  Company  to  issue,   register  and  deliver  the
certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS:                           DELIVERY INSTRUCTIONS:

-----------------------------                      -----------------------------
Name to appear on certificate                      Name and account reference,
                                                   if applicable

-----------------------------                      -----------------------------
SIN/Tax ID No.                                     Contact name


-----------------------------                      -----------------------------
Address                                            Address

-----------------------------                      -----------------------------
                                                   Telephone number

EXECUTED by the Subscriber this _______ day of__________, _____. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the "Address of the Subscriber". The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

WITNESS:                                           EXECUTION BY SUBSCRIBER:

                                                   X
-----------------------------                      -----------------------------
Signature of witness                               Signature of individual (if
                                                   Subscriber is an individual)

                                                   X
-----------------------------                      -----------------------------
Name of witness                                    Authorized signatory (if
                                                   Subscriber is not an
                                                   individual)

-----------------------------                      -----------------------------
Address of witness                                 Name of Subscriber (please
                                                   print)

-----------------------------                      -----------------------------
                                                   Name of authorized signatory
                                                   (please print)

ACCEPTED this __ day of ______, ___.



WEB WIZARD, INC.

-----------------------------                      -----------------------------
Per:                                               Address of Subscriber
                                                   (residence)

-----------------------------                      -----------------------------
Authorized signatory                               Telephone number and e-mail
                                                   address

By  signing   this   acceptance,   the  Company   agrees  to  be  bound  by  all
representations, warranties, covenants and agreements on pages 3-11 hereof.

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                         PRIVATE PLACEMENT SUBSCRIPTION

                           (Non U.S. Subscribers Only)

TO: WEB WIZARD, INC. (the "Company")

                               Purchase of Shares

1. Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of US$0.____________ per Share (such subscription and agreement to purchase being the "Subscription"), for $_______________ (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein. The Shares are referred to as the "Securities".

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.3  Unless  otherwise  provided,   all  dollar  amounts  referred  to  in  this
Subscription Agreement are in lawful money of the United States of America.

2. Payment

2.1 The Subscription Proceeds must accompany this Subscription Agreement. The Subscriber authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company if the Subscription Proceeds are delivered to the Company's lawyers, without further instructions required.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 90 days of the delivery of an executed Subscription Agreement by the Subscriber, or the minimum offering amount is not achieved by that time, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.3 Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.4 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3. Closing

3.1 Closing of the purchase and sale of the Shares shall occur on such date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

4. Acknowledgements of Subscriber

4.1 The Subscriber acknowledges and agrees that:

     (a) none of the Securities have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

     (b) the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

     (d) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

     (e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

     (f) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

     (g) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

     (h) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (i) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (j) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

          (ii) applicable resale restrictions;

     (k) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (l) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (m) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

     (n) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

     (o) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

     (p) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

     (q) there is no government or other insurance covering any of the Securities; and

     (r) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5. Representations, Warranties and Covenants of the Subscriber

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

     (a)  the Subscriber is not a U.S. Person (as defined herein);

     (b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

     (c) the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement;

     (d)  the Subscriber:

          (i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

          (ii) is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

          (iii)acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

          (iv) represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

               A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

               B.   any  continuous   disclosure  reporting  obligation  of  the
                    Company in the International Jurisdiction, and

               the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

     (e) the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined herein);

     (f) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

     (g) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

     (h) the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (i) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (j) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (k) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (l) the Subscriber has received and carefully read this Subscription Agreement;

     (m) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

     (n) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters;

     (o) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

     (p) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

     (q) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

     (r) the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

     (s) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the
          Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

     (t) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

     (u) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (v)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities,

          (ii) that any person will refund the purchase price of any of the Securities,

          (iii) as to the future price or value of any of the Securities, or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system; and

     (w) the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement:

          (i) such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

5.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

6. Acknowledgement and Waiver

6.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7. Representations and Warranties will be Relied Upon by the Company

7.1 The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8. Resale Restrictions

8.1 The  Subscriber  acknowledges  that any  resale  of the  Securities  will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9. Legending and Registration of Subject SECURITIES

9.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

        NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10. Collection of Personal Information

10.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11. Costs

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

12. Governing Law

12.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

13. Survival

13.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14. Assignment

14.1 This Subscription Agreement is not transferable or assignable.

15. Severability

15.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16. Entire Agreement

16.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17. Notices

17.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

18. Counterparts and Electronic Means

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.